                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                        Date of Report:  August 15, 2000



                             Insight Midwest, L.P.
                             Insight Capital, Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                       333-33540                       13-4079232
        Delaware                      333-33540-1                      13-4079679
(State of incorporation)         (Commission File No.)        (IRS Employer Identification No.)


                                 810 7th Avenue
                            New York, New York 10019
                    (Address of principal executive offices)


                 Registrant's telephone number:  (917) 286-2300
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Item 5.   Other Events.

     On August 15, 2000, Insight Communications Company, L.P. ("Insight L.P."), the general partner of Insight Midwest, L.P. ("Insight Midwest"), entered into definitive agreements with AT&T Broadband, LLC ("AT&T Broadband") for the contribution to Insight Midwest of additional cable television systems serving approximately 537,000 customers. Initially, Insight L.P. will exchange its Claremont, California system for AT&T Broadband's system in Freeport, Illinois. Insight L.P. will also purchase from AT&T Broadband systems serving approximately 100,000 customers in North Central Illinois. Concurrently with this purchase, Insight L.P. will contribute to Insight Midwest such newly purchased systems, as well as all of its other systems not already owned by Insight Midwest, including the aforementioned Freeport, Illinois swap (comprising in total approximately 187,000 customers). At the same time, AT&T Broadband will contribute to Insight Midwest systems located in Central and North Central Illinois serving approximately 250,000 customers. Both Insight L.P. and AT&T Broadband will contribute their respective systems to Insight Midwest subject to an agreed-upon amount of indebtedness so that Insight Midwest will remain equally owned by Insight L.P. and AT&T Broadband. Insight L.P. will continue to serve as the general partner of Insight Midwest and manage and operate the Insight Midwest systems. The consummation of the definitive agreements is subject to several conditions, including the receipt of all necessary regulatory approvals.


Item 7.   Financial Statements and Exhibits.

       (a)  Financial Statements: None

       (b)  Exhibits:

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
Exhibit No.        Description
-----------        -----------
    2.1            Asset Contribution Agreement, dated August 15, 2000, by and among, Command
                     Cable of Eastern Illinois Limited Partnership, MediaOne of Illinois, Inc.,
                     Northwest Illinois TV Cable Company, S/D Cable Partners, Ltd., TCI American
                     Cable Holdings, L.P., TCI of Bloomington/Normal, Inc., TCI Cablevision of
                     Texas, Inc., UACC Midwest, Inc., United Cable Television of Illinois
                     Valley, Inc., United Cable Television of Southern Illinois, Inc., TCI of
                     Indiana Holdings, LLC, Insight Communications Company, L.P. and Insight
                     Midwest, L.P. *

    2.2            Asset Exchange Agreement, dated August 15, 2000, by and between MediaOne of
                     Illinois, Inc. and Insight Communications Company, L.P. *

    2.3            Asset Purchase and Sale Agreement, dated August 15, 2000, by and between
                     TCI of Illinois, Inc., TCI of Racine, Inc., UACC Midwest, Inc. and Insight
                     Communications Company, L.P. *
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____________
*  Filed as an exhibit to the Current Report on Form 8-K, dated August 15, 2000, of Insight Communications Company, Inc. (File No. 0-26677) and incorporated herein by reference.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Insight Midwest, L.P.
                                    (Registrant)

                                 By: Insight Communications Company, L.P.,
                                     its general partner
                                 By: Insight Communications Company, Inc.,
                                     its general partner



Date: August 22, 2000            By: Elliot Brecher
                                    ________________________________
                                     Elliot Brecher
                                     Senior Vice President
                                       and General Counsel